Investments In Subsidiaries	12 Months Ended
Dec. 31, 2023
Disclosure of subsidiaries [abstract]
Note 8 - Investments in Subsidiaries
Note 8 - Investments in Subsidiaries

A.	Non-controlling interests in subsidiaries

The following tables present information with respect to non-controlling interests in a subsidiary, YPH (at the rate of 50%), before elimination of inter-company transactions. The information includes fair value adjustments that were made on the acquisition date, other than goodwill and presented without adjustments for the ownership rates held by the Company.

As of December 31
2023	2022
$ millions	$ millions

Current assets	278	267
Non-current assets	376	392
Current liabilities	(102)	(145)
Non-current liabilities	(43)	(48)
Equity	(509)	(466)

For the year ended December 31
2023	2022	2021
$ millions	$ millions	$ millions

Sales	546	723	528
Operating Income	105	146	105
Depreciation and amortization	33	34	38
Operating income before depreciation and amortization	138	180	143
Net Income	85	116	96
Total Comprehensive income	71	78	104

B. Business Acquisition and Divestiture

(1)
In the beginning of 2024, the Company completed the acquisition of Nitro 1000, a manufacturer, developer and provider of biological crop inputs in Brazil, for a consideration of $30 million. Nitro 1000’s products mainly target soybean, corn and sugar cane crops, and their application replaces or optimizes the use of fertilizers. These products help farmers increase profitability, as well as offer more sustainable options.

(2)
Further to the acquisition of Nobian’s holding in Sal Vesta (51%) in 2021, which was part of the partnership termination agreement between the Company and Nobian, in the first quarter of 2023 100% of the Company’s shares in Sal Vesta were sold to Salins Group for a consideration of $13 million. As part of the transaction, the Company engaged in a long-term take-or-pay supply agreement for all the vacuum salt produced at ICL Iberia.